UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
March 1, 2018
Date of report (Date of earliest event reported)

ROADRUNNER TRANSPORTATION SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-34734	20-2454942
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1431 Opus Place, Suite 530 Downers Grove, Illinois		60515
(Address of Principal Executive Offices)		(Zip Code)
(414) 615-1500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Investment Agreement
On March 1, 2018, Roadrunner Transportation Systems, Inc. (the “Company”) entered into an Investment Agreement (the “Investment Agreement”), by and among (i) the Company and (ii) Elliott Associates, L.P. and Brockdale Investments LP (collectively. the “Purchasers”), pursuant to which the Company agreed to issue and sell to the Purchasers, and the Purchasers agreed to purchase from the Company, on the terms and subject to the conditions set forth in the Investment Agreement, from time to time until July 30, 2018, an aggregate of up to 54,750 shares of a newly created class of preferred stock designated as Series E-1 Cumulative Redeemable Preferred Stock, par value $0.01 per share, of the Company (the “Series E-1 Preferred Stock”), at a purchase price of $1,000 per share for the first 17,500 shares of Series E-1 Preferred Stock, $960 per share for the next 18,228 shares of Series E-1 Preferred Stock, and $920 per share for the final 19,022 shares of Series E-1 Preferred Stock. On March 1, 2018, the parties held an initial closing pursuant to which the Company issued and sold to the Purchasers, and the Purchasers purchased from the Company, 17,500 shares of Series E-1 Preferred Stock for an aggregate purchase price of $17,500,000. The proceeds of the sale of such shares of Series E-1 Preferred Stock will be used to provide working capital to support the Company’s current operations and future growth.
The Company made certain customary representations and warranties in the Investment Agreement and agreed to certain covenants.
The assertions embodied in the representations and warranties contained in the Investment Agreement are made solely for the benefit of the parties and are qualified by information in a confidential disclosure letter provided by the Company to the Purchasers in connection with the signing of the Investment Agreement. The disclosure letter contains information that has been included in the Company’s prior public filings, as well as potential additional non-public information. The disclosure letter contains information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Investment Agreement. Moreover, certain representations and warranties in the Investment Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or were used for the purpose of allocating risk between the Company, on the one hand, and the Purchasers, on the other hand, rather than establishing matters as fact. Accordingly, the representations and warranties in the Investment Agreement should not be relied upon by any persons as indicative of the actual state of facts about the Company or the Purchasers at the time they were made or otherwise. In addition, the information concerning the subject matter of the representations and warranties may change after the date of the Investment Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.
The foregoing description of the Investment Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Investment Agreement, which is attached hereto as Exhibit 10.35.
Certain Terms of the Series E-1 Preferred Stock
In connection with the consummation of the transactions contemplated by the Investment Agreement, the Company filed a Certificate of Designations, Preferences and Rights of Series E-1 Cumulative Redeemable Preferred Stock (the “Series E-1 Certificate of Designations”) setting forth the terms, rights, obligations, and preferences of the Series E-1 Preferred Stock.
Rank. The Series E-1 Preferred Stock, with respect to payment of dividends, redemption payments, rights (including as to the distribution of assets) upon liquidation, dissolution or winding up of the affairs of the Company, or otherwise, ranks (i) senior and prior to the Company’s common stock, par value $0.01 per share (the “Common Stock”), and other junior securities, and (ii) on parity with the Series B Cumulative Redeemable Preferred Stock, par value $0.01 per share, of the Company (the “Series B Preferred Stock”), Series C Cumulative Redeemable Participating Preferred Stock, par value $0.01 per share, of the Company (the “Series C Preferred Stock”), Series D Cumulative Redeemable Participating Preferred Stock, par value $0.01 per share, of the Company (the “Series D Preferred Stock”), and Series E Cumulative Redeemable Preferred Stock, par value $0.01 per share, of the Company (the “Series E Preferred Stock”) (the Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, the Series E Preferred Stock and Series E-1 Preferred Stock are collectively referred to as the “Preferred Stock”).
Liquidation Value. Each share of Series E-1 Preferred Stock has an initial liquidation preference equal to $1,000 per share, plus accrued and unpaid dividends on such share (the “Series E-1 Liquidation Value”).

Dividends. Dividends are cumulative from May 2, 2017, which was the date of the Company’s original issuance of shares of Preferred Stock to the Purchasers (such date, the “Original Issuance Date”), as a percentage of the Series E-1 Liquidation Value as and when declared by the Company’s Board of Directors and accrue and compound if not paid in cash. Dividends accrue daily and compound quarterly, subject to any adjustments for Triggering Events (as defined in the Series E-1 Certificate of Designations). The annual dividend rate for the shares of Series E-1 Preferred Stock is equal to the sum of (i) Adjusted LIBOR (as defined in the Series E-1 Certificate of Designations), plus (ii) 5.25% per annum, plus (iii) an additional rate of 8.5%. The dividend rate increases by 3.0% per annum above the rates described in the preceding sentence upon and during any Triggering Events. Holders of shares of Series E-1 Preferred Stock are not entitled to participate in dividends or distributions of any nature paid on or in respect of the Common Stock.
Redemption at Maturity. On the sixth anniversary of the Original Issuance Date, the Company will have the obligation to redeem all outstanding shares of Series E-1 Preferred Stock for cash at the Series E-1 Liquidation Value.
Optional Redemption. The Company may redeem the shares of Series E-1 Preferred Stock at any time. The redemption of shares of Series E-1 Preferred Stock shall be at a purchase price per share, payable in cash, equal to (i) in the case of a an optional redemption effected on or after the 24 month anniversary of the Original Issuance Date, the Series E-1 Liquidation Value, (ii) in the case of an optional redemption effected on or after the 12 month anniversary of the Original Issuance Date and prior to the 24 month anniversary of the Original Issuance Date, 103.5% of the Series E-1 Liquidation Value and (iii) in the case of an optional redemption effected prior to the 12 month anniversary of the Original Issuance Closing Date, 106.5% of the Series E-1 Liquidation Value.
Change of Control. Upon the occurrence of a Change of Control (as defined in the Series E-1 Certificate of Designations), the holders of Series E-1 Preferred Stock may require redemption by the Company of the Series E-1 Preferred Stock at a purchase price per share, payable in cash, equal to either (i) 106.5% of the Series E-1 Liquidation Value if the Change of Control occurs prior to the 24 month anniversary of the Original Issuance Date, or (ii) the Series E-1 Liquidation Value if the Change of Control occurs after the 24 month anniversary of the Original Issuance Date.
Voting. The holders of Series E-1 Preferred Stock will generally not be entitled to vote on any matters submitted to a vote of the stockholders of the Company. So long as any shares of Series E-1 Preferred Stock are outstanding, the Company may not take certain actions without the prior approval of the holders of shares of Preferred Stock representing a majority of the aggregate liquidation value of all of the shares of Preferred Stock (the “Preferred Requisite Vote”), voting as a separate class, including, among other matters: (1) amending, altering, repealing or otherwise modifying any provision of the Company’s certificate of incorporation, certificate of designations or bylaws in a manner that would alter or change the terms or the powers, preferences, rights or privileges of the Series E-1 Preferred Stock; (2) declaring, paying or setting aside for payment any dividends or distributions upon any junior securities; (3) repurchasing, redeeming or otherwise acquiring any junior securities or parity securities (other than for certain ordinary course purposes) for any consideration or paying any moneys or making available for a sinking fund for the redemption of any shares of such junior securities or parity securities; (4) authorizing, creating, increasing the authorized amount of, or issuing any class or series of senior securities or parity securities, including any securities convertible into, or exchangeable or exercisable for, any senior securities or parity securities; (5) amending, restating, supplementing, modifying or replacing any debt agreement or other financing agreement which would restrict the minimum cash dividend payments contemplated by the certificates of designations for the Series E-1 Preferred Stock; or (6) subject to various exceptions, incurring any indebtedness.
The foregoing description of the terms of the Series E-1 Preferred Stock does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Series E-1 Certificate of Designations, which is attached hereto as Exhibit 3.8.
Stockholders’ Agreement
In connection with the issuance of the Series E-1 Preferred Stock pursuant to the Investment Agreement, the Company and the Purchasers entered into an Amendment No. 1 to Stockholders’ Agreement (the “Amendment”), pursuant to which the parties amended certain terms of the Stockholders’ Agreement, dated May 2, 2017, by and among the Company and the Purchasers, the full text of which is attached hereto as Exhibit 4.3(A).

Item 3.02.	Unregistered Sales of Equity Securities

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

As described in Item 1.01, under the terms of the Investment Agreement, the Company issued and sold shares of Series E-1 Preferred Stock to the Purchasers. The issuance and sale of the shares of Series E-1 Preferred Stock by the Company to the Purchasers was made in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D as promulgated by the Securities and Exchange Commission under the Securities Act. Each of the Purchasers represented to the Company that it is an “accredited investor” as defined in Rule 501 of the Securities Act and that the shares of Series E-1 Preferred Stock are being acquired for investment purposes and not with a view to or for sale in connection with any distribution thereof, and appropriate legends were affixed to any certificates evidencing the shares of Series E-1 Preferred Stock.

Item 3.03.	Material Modification to Rights of Security Holders

Upon issuance of the shares of Preferred Stock on the Original Issuance Date, the ability of the Company to declare or pay dividends on, make distributions with respect to, or redeem, repurchase or acquire, or make a liquidation payment on its Common Stock and on other preferred stock ranking junior to, or on a parity with, the Preferred Stock, became subject to certain restrictions. In addition, the Company may not take certain actions without the affirmative vote or written consent of holders representing the Preferred Requisite Vote. The information set forth in the Item 1.01 of this Current Report on Form 8-K hereof is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 7, 2018, the Company’s Executive Committee appointed Terence R. Rogers, the Company’s Executive Vice President and Chief Financial Officer, to also serve as the Company’s principal financial officer and principal accounting officer. Curtis W. Stoelting, the Company’s Chief Executive Officer, had previously occupied those positions in addition to his position as Chief Executive Officer. For information about Mr. Rogers, see Item 5.02 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 25, 2017, which is hereby incorporated by reference in Item 5.02 of this Current Report on Form 8-K.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.
Not applicable.
(b)	Pro Forma Financial Information.
Not applicable.
(c)	Shell Company Transactions.
Not applicable.
(d)	Exhibits.
Exhibit
Number

3.8	Certificate of Designations, Preferences and Rights of Series E-1 Cumulative Redeemable Preferred Stock
4.3(A)	Amendment No. 1 to Stockholders' Agreement, dated March 1, 2018, between Roadrunner Transportation Systems, Inc., Elliott Associates, L.P., and Brockdale Investments LP.
10.35	Investment Agreement, dated March 1, 2018, between Roadrunner Transportation Systems, Inc., Elliott Associates, L.P., and Brockdale Investments LP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

Date: March 8, 2018	By:	/s/ Curtis W. Stoelting
Curtis W. Stoelting
Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

3.8	Certificate of Designations, Preferences and Rights of Series E-1 Cumulative Redeemable Preferred Stock
4.3(A)	Amendment No. 1 to Stockholders' Agreement, dated March 1, 2018, between Roadrunner Transportation Systems, Inc., Elliott Associates, L.P., and Brockdale Investments LP.
10.35	Investment Agreement, dated March 1, 2018, between Roadrunner Transportation Systems, Inc., Elliott Associates, L.P., and Brockdale Investments LP.